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                                                                   Exhibit 10.17

                                   KEANE, INC.

                              AMENDED AND RESTATED
                        1992 EMPLOYEE STOCK PURCHASE PLAN

                Adopted by the Board of Directors on May 27, 1998
                             Effective July 1, 1998

1.   PURPOSE.

     The Keane, Inc. 1992 Employee Stock Purchase Plan (the "Plan"), as hereby amended and restated effective July 1, 1998, is intended to provide eligible employees of Keane, Inc. (the "Company") and designated subsidiaries an opportunity to acquire a proprietary interest in the Company through the purchase of shares of common stock of the Company, Ten Cents ($0.10) par value (the "Common Stock" or "Stock"). The Company intends that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as (the "Code"), and the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements thereof.

2.   DEFINITIONS.

     For purposes hereof, in addition to those terms defined elsewhere herein, the following terms shall have the meanings indicated unless the context or applicable law shall otherwise require.

     (a) "BENEFICIARY" means one or more individuals designated as such pursuant to Section 13 hereof.

     (b) "COMPENSATION" means regular straight-time earnings, sales commissions and recruiter bonuses all prior to deduction of taxes and other withholding charges and employee contributions to employee benefit plans, but excludes employer contributions to or benefits payable under such plans.

     (c) "EMPLOYEE" means any person who is customarily employed for more than twenty (20) hours per week by the Company or any Subsidiary.

     (d) "MONTH OF SERVICE" means a calendar month in which an Employee has completed an hour of service.

     (e) "OFFERING COMMENCEMENT DATE" with respect to an Offering under the Plan means the first day of the applicable semi-annual period for such Offering pursuant to Section 4 hereof.

     (f) "OFFERING TERMINATION DATE" with respect to an Offering under the Plan means the last day of the applicable semi-annual period for such Offering pursuant to Section 4 hereof.

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     (g)  "PARTICIPANT" means an Employee who is participating in this Plan in accordance with the provisions hereof.

     (h)  "PLAN ADMINISTRATOR" means the Treasurer of the Company.

     (i) "SUBSIDIARY" means any corporation which (i) is a "subsidiary corporation" of the Company, as that term is defined in Section 424 of the Code, and (ii) is designated as such for purposes hereof by the Board of Directors of the Company (the "Board").

3.   ELIGIBILITY.

     (a) Any Employee who shall have completed twelve (12) Months of Service with the Company or a Subsidiary, based upon the Employee's adjusted date of hire as computed by the Company or Subsidiary in accordance with its usual policies and procedures, and shall be employed by the Company or a Subsidiary on the last day of such twelve (12) month period and upon the first Offering Commencement Date thereafter, shall be eligible to participate in the Plan.

     (b) Any provision of the Plan to the contrary notwithstanding, no Employee may participate, or continue to participate, in the Plan:

          (i) if, immediately after the grant of any option to purchase Common Stock hereunder, such Employee would own and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary thereof, applying, for purposes hereof, the stock ownership attribution rules of Section 424(d) of the Code; or

          (ii) if any option to purchase Common Stock hereunder would permit such Employee's rights to purchase stock under all employee stock purchase plans of the Company and its parent and subsidiary corporations to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of the fair market value of the Common Stock determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.   OFFERINGS.

     The Plan will be implemented by consecutive semi-annual offerings (referred to herein collectively as "Offerings" and individually as an "Offering") commencing on July 1, 1998, and continuing until the earlier of (i) the date on which a total of two million five hundred fifty thousand (2,550,000) shares of Common Stock have been issued under the Plan (subject to adjustment pursuant to Section 16 hereof), or (ii) June 30, 2000. Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering.

5.   PARTICIPATION.

     (a) An eligible Employee may participate in the Plan by completing an authorization for payroll deduction on the form provided by the Company (an "Authorization") and filing it

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with the Plan Administrator. Each Authorization shall authorize a regular payroll deduction from the Employee's Compensation. Once an Employee has filed an Authorization, he or she will automatically participate in subsequent Offerings until and unless he or she withdraws from an Offering pursuant to Sections 7(b) or 9 hereof.

     (b) The Company will maintain payroll deduction accounts for all Participants. A Participant may authorize a payroll deduction of a specified whole percentage of Compensation, up to a maximum of ten percent (10%) of his or her Compensation for the period during which he or she elects to participate in the Plan, but in no event may any Participant authorize a deduction of more than Twenty Thousand Dollars ($20,000) in any calendar year. All payroll deductions made for a Participant shall be credited to his or her account under the Plan. No Participant may make any separate cash payment into such account.

     (c) Except as provided in Sections 7(b) or 9, a Participant may not make any changes to his or her participation during an Offering and, specifically, may not during an Offering alter the amount of his or her payroll deductions for such Offering, except insofar as a change in the amount of Compensation affects the amount represented by the percentage of Compensation elected by the Participant. A Participant may make a change in his or her payroll deduction for a subsequent Offering by filing a new Authorization with the Plan Administrator prior to the Offering Commencement Date of such Offering.

6.   GRANTING OF OPTION.

     (a) For each of the Offerings, a Participant shall be deemed to have been granted an option (the "Option") to purchase, on the applicable Offering Termination Date, that number of shares of Common Stock determined by dividing the market value of a share of Common Stock on the applicable Offering Commencement Date into Twelve Thousand Five Hundred Dollars ($12,500).

     (b) For purposes hereof, the market value of Common Stock shall be the official closing price of the Common Stock on the American Stock Exchange or such other exchange or automated quotation system upon which the Common Stock shall from time to time be regularly traded, on the Offering Commencement Date and Offering Termination Date applicable to such Offering (or on the next regular business date on which shares of Common Stock shall be traded in the event that no shares of Common Stock shall have been traded on the relevant date).

7.   EXERCISE OF OPTION.

     With respect to each Offering during the term of the Plan:

     (a) Unless a Participant gives written notice of withdrawal to the Company or his or her employment is terminated, in each case as hereinafter provided, his or her Option will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering to the extent of that number of shares (including fractional shares) of Common Stock which the accumulated payroll deductions credited to his or her account at that time will purchase at the applicable Option Exercise Price, defined for purposes of each such Offering as eighty-five percent (85%) of the market value of a share of Common Stock on (i) the applicable Offering Commencement Date, or (ii) the applicable Offering Termination Date, whichever is

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lower. If the amount then credited to the Participant's account exceeds the purchase price of the number of shares of Common Stock with respect to which an Option has been granted to the Participant as provided in Section 6 hereof pursuant to such Offering, any excess shall be paid to the Participant (or if the Participant dies prior to payment, to his or her Beneficiary) within a reasonable period following said Offering Termination Date.

     (b) By written notice to the Plan Administrator a minimum of one (1) month prior to the Offering Termination Date applicable to any such Offering, a Participant may elect to cease all future payroll deductions and to withdraw all accumulated payroll deductions in his or her account. Such accumulated payroll deductions shall be paid to the Participant (or, if the Participant dies prior to payment, to his or her Beneficiary) within a reasonable period following said Offering Termination Date.

8.   DELIVERY.

     Within a reasonable period after the Offering Termination Date of each Offering, the Company will deliver the shares of Common Stock purchased upon the exercise of such Participant's Option to the Participant's account with the Company's agent. Upon the Participant's request, the agent will deliver one or more certificates representing such shares to the Participant by mail or, at the Participant's option, directly to a broker designated by the Participant.

9.   WITHDRAWAL.

     (a) As provided in Section 7(b), a Participant may withdraw all, but not less than all, payroll deductions credited to his or her account under any Offering by giving written notice of withdrawal to the Plan Administrator of the Company a minimum of one (1) month prior to the Offering Termination Date. All of the Participant's payroll deductions credited to his or her account will be paid to the Participant (or if the Participant dies subsequent to such notice but prior to payment, to his or her Beneficiary) within a reasonable period following said Offering Termination Date, and no further payroll deductions will be made from his or her pay during such Offering. The Company may, at its option, treat an attempt by a Participant to borrow on the security of accumulated payroll deductions as an election pursuant to Section 7(b) to withdraw such deductions.

     (b) A Participant's withdrawal from an Offering will not have any effect upon his or her eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company; provided, however, that any Participant who withdraws from an Offering in accordance with Section 7(b) hereof may not participate in another Offering for a period of at least six
(6) months following such withdrawal.

     (c) Upon termination of the Participant's employment with the Company or a Subsidiary for any reason other than death or disability, the payroll deductions credited to his or her account will be returned to the Participant (or, if the Participant dies subsequent to such termination of employment, to his or her Beneficiary) if such termination occurred a minimum of one (1) month prior to the Offering Termination Date. If such termination occurred less than one

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(1) month prior to such Date, the Participant's Option will be deemed to have been automatically exercised in accordance with Section 7(a) hereof.

     (d) Upon termination of the Participant's employment due to death or disability, the Participant or his or her Beneficiary, by written notice given to the Plan Administrator within thirty (30) days following such termination, but in any event prior to the Offering Termination Date, may elect to:

          (i) withdraw all payroll deductions credited to the Participant's account under the Plan; or

          (ii) exercise the Participant's option pursuant to Section 7(a) hereof.

     In the event that no such written notice of election shall be timely received by the Plan Administrator, the Participant or Beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the Participant's account and the same shall be paid within a reasonable period to the Participant or said Beneficiary.

10.  INTEREST.

     No interest will be paid or allowed on any money paid into the Plan or credited to the account of any Participant.

11.  STOCK.

     (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan is two million five hundred fifty thousand (2,550,000) shares, subject to further adjustment upon changes in capitalization of the Company as provided in Section 16 hereof. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Section 7 hereof exceeds the number of shares of Common Stock which remain available for issue under the Plan, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant under the Plan shall be returned to him or her as promptly as possible. The Company may purchase shares on the open market in order to have shares available for purchase by Participants in each Offering.

     (b) The Participant will have no interest in Common Stock to which his or her Option pertains until such Option has been exercised.

     (c) Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or, if the Participant so directs by written notice to the Company prior to the Offering Termination Date applicable thereto, in the names of the Participant and one such other adult natural person as may be designated by the Participant, as joint tenants with rights of survivorship, to the extent permitted by applicable law.

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12.  ADMINISTRATION.

     The Plan shall be administered by the Plan Administrator. The interpretation and construction of any provision of the Plan and the adoption of rules and regulations for administering the Plan shall be made by the Plan Administrator, subject to review and modification by the Board, at its option. Determinations made by the Plan Administrator or the Board with respect to any matter or provision contained in the Plan shall, subject to Board review at its option, be final, conclusive and binding upon the Company and upon all Participants, their heirs or legal representatives. Any rule or regulation adopted by the Plan Administrator shall remain in full force and effect unless and until altered, amended, or repealed by the Plan Administrator or the Board. The Company shall indemnify the Plan Administrator and Board members to the fullest extent permitted by applicable law for any expenses incurred in defending a civil or criminal action or proceeding arising out of such individual's actions with respect to administration of the Plan in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if such individual shall be adjudicated not to have acted in good faith in the reasonable belief that such individual's action was in the best interest of the Company.

13.  DESIGNATION OF BENEFICIARY.

     A Participant may file a written designation of a Beneficiary who is to receive any shares of Common Stock and/or cash in the event of the death of the Participant prior to the delivery of such shares or cash to the Participant. Such designation of Beneficiary may be changed by the Participant at any time by written notice to the Plan Administrator. Within thirty (30) days after the death of a Participant, the Beneficiary may, as provided in paragraph 9(d) hereof, elect to exercise the Participant's Option when it becomes exercisable on the Offering Termination Date of the then-current Offering. Upon the death of a Participant and upon receipt by the Company of proof of identity and existence at the Participant's death of a Beneficiary validly designated by the Participant under the Plan, and notice of election of the Beneficiary to exercise the Option, the Company shall deliver such Stock and/or cash to such Beneficiary. In the event of the death of a Participant and in the absence of a Beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Stock and/or cash to the executor or administrator of the estate of the Participant or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Company may designate, and such persons shall be deemed Beneficiaries for purposes hereof. No Beneficiary shall, prior to the death of the Participant by whom he or she has been designated, acquire any interest in the Stock or cash credited to the Participant.

14.  TRANSFERABILITY.

     Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an Option or to receive Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant otherwise than by will or the laws of descent and distribution, and any such rights are exercisable during the lifetime of the Participant only by him or her. Any such attempted assignment transfer, pledge, or other

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disposition, or exercise of such rights, shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 7(b) hereof.

15.  USE OF FUNDS.

     All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

16.  EFFECT OF CHANGES OF COMMON STOCK.

     In the event of any changes in the outstanding shares of the Common Stock by reason of stock dividends, subdivisions, combinations and exchanges of shares, recapitalizations or merger in which the Company is the surviving corporation, the aggregate number and class of shares available under this Plan and the Option Exercise Price per share shall be appropriately adjusted by the Plan Administrator, subject to review by the Board at its option, whose determination shall be conclusive. Any such adjustments may provide for the elimination of any fractional shares which would otherwise become subject to any Options.

17.  AMENDMENT OR TERMINATION.

     The Board may at any time terminate or amend the Plan. Except as hereinafter provided, no such termination shall affect Options previously granted, nor shall an amendment make any change in any option theretofore granted which would adversely affect the rights of any Participant. No amendment shall be made without the approval of the stockholders of the Company within twelve (12) months before or after such amendment is adopted by the Board if such amendment would (a) increase the aggregate number of shares which may be issued under the Plan (other than an increase merely reflecting a change in capitalization, such as a stock dividend or split, pursuant to Section 16 hereof); or (b) change the designation of corporations whose Employees may be granted options hereunder, provided that the Board may, without stockholder approval, designate participating corporations from time to time from among that group of corporations consisting of the Company and its parent or subsidiary corporations (including corporations, having become parents or subsidiaries of the Company after the adoption and approval of the Plan); or if such approval is otherwise required by applicable law.

18.  NOTICES.

     All notices or other communications by a Participant or Beneficiary to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Plan Administrator.

19.  MERGER OR CONSOLIDATION.

     If the Company shall at any time merge into or consolidate with another corporation and the Company is the surviving entity, the holder of each Option then outstanding will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such Option for each share as to which such Option shall be exercised the securities or property which a holder of one share of the Common Stock was entitled to upon and at the time of such merger or

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consolidation, and the Board shall take such steps in connection with such merger or consolidation as the Board shall deem necessary to assure that the provisions of Section 16 hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the said securities or property as to which such holder of such Option might thereafter be entitled to receive thereunder. In the event of a merger or consolidation in which the Company is not the surviving entity, or of a sale of assets in which the Company is not the surviving entity, the Plan shall terminate, and all payroll deductions credited to Participants' accounts shall be returned to them; provided, however, that the Board may, in the event of such merger, consolidation or sale, accelerate the Offering Termination Date of the Offering then in effect and permit Participants to purchase shares under the Plan at such accelerated Offering Termination Date.

20.  APPROVAL OF STOCKHOLDERS.

     This Plan has been duly adopted by the Board of Directors and stockholders of the Company; and the Plan, as hereby amended and restated, has been approved by the Board of Directors, subject to approval by the stockholders of the Company within twelve (12) months of the date of adoption of the Plan by the Board of Directors, if and as required by the provisions of the Plan prior to such amendment and restatement. Notwithstanding any other provision of the Plan, no Option shall be exercised unless and until the stockholders of the Company approve the amended and restated Plan, if such approval is required.

21.  REGISTRATION AND QUALIFICATION OF THE PLAN UNDER APPLICABLE SECURITIES
     LAWS.

     No Option shall be exercised under the Plan until such time as the Company has qualified or registered the shares which are subject to the Options under the applicable federal and state securities laws, to the extent required by such laws.

                                Adopted by the Board of Directors on May 27,1998

                                Effective as of July 1, 1998

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                                 AMENDMENT NO. 1
                                       TO
                                   KEANE, INC.
                              AMENDED AND RESTATED
                        1992 EMPLOYEE STOCK PURCHASE PLAN

VOTED: That Keane, Inc.'s 1992 Amended and Restated Employee Stock Purchase Plan be and hereby is amended by deleting Section 3(a) in its entirety and inserting a new Section 3(a) as set forth below:

                  "3.  ELIGIBILITY.

                  (a) Any Employee who shall have completed six (6) Months of Service with the Company or a Subsidiary, based upon the Employee's adjusted date of hire as computed by the Company or Subsidiary in accordance with its usual policies and procedures, and shall be employed by the Company or Subsidiary on the last day of such six (6) month period and upon the first Offering Commencement Date thereafter, shall be eligible to participate in the Plan."

                                               Adopted by the Board of
                                               Directors of Keane, Inc. on
                                               May 26, 1999

                                               Effective as of July 1, 1999

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                                AMENDMENT NO. 1-A
                                       TO
                                   KEANE, INC.
                              AMENDED AND RESTATED
                        1992 EMPLOYEE STOCK PURCHASE PLAN


VOTED: That Keane, Inc.'s 1992 Amended and Restated Employee Stock Purchase Plan be and hereby is amended by deleting Section 3(a) in its entirety and inserting a new Section 3(a) as set forth below:

                  "3.  ELIGIBILITY.

                  (a) Any Employee who shall have completed three (3) Months of Service with the Company or a Subsidiary, based upon the Employee's adjusted date of hire as computed by the Company or Subsidiary in accordance with its usual policies and procedures, and shall be employed by the Company or Subsidiary on the last day of such three (3) month period and upon the first Offering Commencement Date thereafter, shall be eligible to participate in the Plan."


                                               Adopted by the Board of
                                               Directors of Keane, Inc. on
                                               November 29, 2001

                                               Effective as of January 1,
                                               2002

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                                 AMENDMENT NO. 2
                                       TO
                                   KEANE, INC.
                              AMENDED AND RESTATED
                        1992 EMPLOYEE STOCK PURCHASE PLAN


VOTED: That Keane, Inc.'s 1992 Amended and Restated Employee Stock Purchase Plan be and hereby is amended by deleting Section 4 in its entirety and inserting a new Section 4 (Offerings) as set forth below:

                  "4.  OFFERINGS.

                  The Plan will be implemented by consecutive semi-annual Offerings (referred to herein collectively as "Offerings" and individually as an "Offering"). Offerings will begin each January 1 and July 1, or the first business day thereafter. The Board of Directors may, at its discretion, chooses a different Offering period of twelve (12) months or less for subsequent Offerings. Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering."

                                               Adopted by the Board of
                                               Directors of Keane, Inc. on
                                               February 15, 2001

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                                 AMENDMENT NO. 3
                                       TO
                                   KEANE, INC.
                              AMENDED AND RESTATED
                        1992 EMPLOYEE STOCK PURCHASE PLAN


VOTED: That Keane, Inc.'s 1992 Amended and Restated Employee Stock Purchase Plan be and hereby is amended by deleting Section 11(a) in its entirety and inserting a new Section 11(a) as set forth below:

                  "11. STOCK.

                  (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan is four million five hundred fifty thousand (4,550,000) shares, subject to further adjustment upon changes in capitalization of the Company as provided in Section 16 hereof. If the total number of shares for which Options are exercised on any Offering Termination Date in accordance with Section 7 hereof exceeds the number of shares of Common Stock which remain available for issue under the Plan, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant under the Plan shall be returned to him or her as promptly as possible. The Company may purchase shares on the open market in order to have shares available for purchase by Participants in each Offering."

                                               Adopted by the Board of
                                               Directors of Keane, Inc. on
                                               February 15, 2001 and by the
                                               Stockholders on May 30, 2001

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                                 AMENDMENT NO. 4
                                       TO
                                   KEANE, INC.
                              AMENDED AND RESTATED
                        1992 EMPLOYEE STOCK PURCHASE PLAN


VOTED: That Keane, Inc.'s 1992 Amended and Restated Employee Stock Purchase Plan be and hereby is amended by deleting the first sentence of
          Section 11(a) in its entirety and inserting the following in lieu thereof:

          "The maximum number of shares of Common Stock which shall be made available for sale under the Plan is six million five hundred fifty thousand (6,550,000) shares, subject to further adjustment upon changes in capitalization of the Company as provided in Section 16 hereof."


                                            Adopted by the Board of Directors of
                                            Keane, Inc. on February 12, 2004
                                            and adopted by the Stockholders on
                                            May 27, 2004

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